UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2022

PetMed Express, Inc. (Exact name of registrant as specified in its charter)
Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 South Congress Avenue Delray Beach, FL 33445
(Address of principal executive offices) (Zip Code)

(561) 526-4444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	PETS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

PetMed Express, Inc. (the “Company”, “we”, or “our”) held its Annual Meeting of Stockholders in Delray Beach, Florida on July 28, 2022 (“Annual Meeting”). The proposals presented at the Annual Meeting are described in more detail in the Company’s Proxy Statement on Schedule 14A that was filed with the United States Securities and Exchange Commission (“SEC”) on June 17, 2022. As of June 1, 2022, the record date for the Annual Meeting, there were 20,988,737 shares of the Company’s common stock issued and outstanding and eligible to be voted at the Annual Meeting. A total of 16,910,920 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting. With a majority of the outstanding shares voting either by proxy or in person, our shareholders cast their votes as described below.

1. The director nominees listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of shareholders and until their successors are duly elected and qualified, or until their earlier death, resignation, or removal:

Proposal 1:	For	Against	Abstain	Broker Non-Votes
Election of Directors:
Leslie C.G. Campbell	12,079,951	740,023	33,401	4,057,545
Peter S. Cobb	12,497,700	321,180	34,492	4,057,548
Gian M. Fulgoni	10,957,023	1,875,836	38,511	4,057,550
Mathew N. Hulett	12,646,381	167,444	39,549	4,057,546
Diana Garvis Purcel	12,634,418	182,180	36,775	4,057,547
Jodi Watson	11,785,602	746,014	321,756	4,057,548

2. An advisory resolution to approve named executive officer compensation was approved.

Proposal 2:

Advisory vote on the named executive officer compensation, as disclosed in the Company’s Proxy Statement for the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
10,838,757	1,921,986	92,629	4,057,548

3. The appointment of RMS US LLP as the Company’s independent registered public accounting firm for fiscal year 2023 was approved.

Proposal 3:

To ratify the appointment of RSM US LLP as the independent registered public accounting firm for the Company to serve for the 2023 fiscal year.

For	Against	Abstain
16,746,625	111,224	53,071

4. The PetMed Express, Inc. 2022 Employee Equity Compensation Restricted Stock Plan was approved.

Proposal 4:

To approve the PetMed Express, Inc. 2022 Employee Equity Compensation Restricted Stock Plan.

For	Against	Abstain	Broker Non-Votes
10,138,560	2,645,822	68,991	4,057,547

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2022

PETMED EXPRESS, INC.

By:	/s/ Bruce S. Rosenbloom
Name:	Bruce S. Rosenbloom
Title:	Chief Financial Officer